UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2026

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214 Hoboken, NJ	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 436-2161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.0001 per share)	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 12, 2026, Quantum Computing Inc. (the “Company”) issued a press release announcing the transaction described in Item 8.01 below, a copy of which is furnished herewith as Exhibit 99.1.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On January 11, 2026, the Company entered into an Purchase Agreement (the “Purchase Agreement”) with Luminar Technologies, Inc., a Delaware corporation (the “Seller”) and certain other parties thereto, pursuant to which, subject to the terms and conditions set forth in the Purchase Agreement, the Company agreed to acquire certain assets of the Seller and its subsidiaries on an as-is, where-is basis, including specified inventory, intellectual property and intellectual property rights, contracts, real property, equipment and other personal property, records, and intangibles related to the business of developing light detection and ranging hardware and software solutions for passenger and commercial vehicles, as conducted by the Seller and its subsidiaries (collectively, the “Assets”), and assume certain specified liabilities of the Seller and its subsidiaries (collectively, the “Liabilities” and such acquisition of the Assets and assumption of the Liabilities together, the “Transaction”) for a total purchase price of $22.0 million in cash (the “Purchase Price”). The Company will deliver 10% of the Purchase Price to an escrow agent, which may be returned to the Company in the event of the termination of the Purchase Agreement, subject to certain exceptions relating to a breach of the Purchase Agreement by the Company.

The Seller, together with certain of its subsidiaries, is a debtor in a voluntary Chapter 11 case before the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), which commenced on December 15, 2025. Pursuant to Bankruptcy Court-approved bidding procedures, the Seller has the ability to designate and has designated the Company as the “stalking horse” bidder in connection with a sale of the Assets under Section 363 of the Bankruptcy Code. The Transaction was presented in a Bankruptcy Court-supervised process pursuant to Bankruptcy Court-approved bidding procedures and is subject to the receipt of higher or better offers from competing bidders at an auction, approval of the sale by the Bankruptcy Court, and the satisfaction of certain conditions. If the Purchase Agreement is terminated because the Seller sells the Assets to a competing bidder, the Seller may be required to pay the Company a break-up fee equal to 3% of the Purchase Price plus a capped expense reimbursement. The Company can give no assurances of the outcome of the Transaction and whether the Company will be successful in acquiring the Assets pursuant to the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor in bankruptcy, and the completion of the Transaction is subject to a number of customary conditions, which, among others, include the entry of an order of the Bankruptcy Court authorizing and approving the Transaction, the performance by each party of its obligations under the Purchase Agreement and the material accuracy of each party’s representations. The Purchase Agreement contains certain termination rights for both the Company and the Seller, including the right to terminate the Purchase Agreement if the Transaction is not consummated by March 31, 2026, subject to automatic extension until April 30, 2026 in certain circumstances, or the Seller enters into a transaction with a competing bidder and the Company is not the back-up bidder.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for purposes of the Purchase Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Purchase Agreement may change after the date of the Purchase Agreement.

Cautionary Statement Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “intends,” ‘‘expects,’’ ‘‘anticipates,’’ ‘‘plans,’’ ‘‘believes,’’ ‘‘estimates,’’ “continue,” “future,” ‘‘will,’’ “potential,” “going forward,” similar expressions or the negative thereof, and the use of future dates. The Company cautions that its forward-looking statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the occurrence of any event, change or other circumstances that could give rise to the right of the Company or the Seller to terminate the Purchase Agreement; the possibility that the Transaction is not completed or, if completed, that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the Assets and assumption of the Liabilities; the possibility that the Transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; operating costs and business disruption following the Transaction; and exposure to potential litigation. Additional risk factors are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on March 20, 2025 and subsequent SEC filings by the Company, including without limitation its most recent Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 14, 2025. Investors are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

	By:	/s/ Christopher Roberts
Christopher Roberts
Chief Financial Officer

Date: January 12, 2026

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